ANNUAL REPORT
                              FASCIANO FUND, INC.

                            (FASCIANO FUND, INC. LOGO)
                                 June 30, 1998

                                                                 August 21, 1998
Dear Fellow Shareholder:

  As long-term investors, we appreciate the value of discipline and patience. For the six months ended June 30, 1998, Fasciano Fund gained 15.2%. The total return for the fiscal year was 33.2%. From our inception nearly eleven years ago through June 30, shareholders have earned a compounded average annual return of 16.5%.*<F1>

                                                      Average Annual Total Return
                                                     ------------------------------
                               Six months  One year  Three year Five year Ten year**<F2>
                               ---------- ---------  ---------- --------- ----------
Fasciano Fund                     15.2%      33.2%      25.5%     20.5%      16.7%
Small Company
  Fund Average+<F3>                6.6%      18.0%      19.8%     16.5%      14.9%
S&P 500 Index                     17.7%      30.2%      30.2%     23.1%      18.6%
Russell 2000 Index                 4.9%      16.5%      18.9%     16.1%      13.6%

  We believe the long-term fundamental rationale for investing in smaller companies is sound. Smaller companies have the potential to sustain faster long-term earnings growth and are more likely to be undervalued. Recently, investors saw slower near-term earnings growth and historically high valuations. As a result, many small-cap companies fell out of favor and their stock prices declined. From its high on April 21, 1998 to date, the Russell 2000 has tumbled 19.5%. During that same period, Fasciano Fund declined a more modest 8.8%.

  The Fund performed well because the companies in our portfolio generally reported solid operating results. Earnings grew at robust rates in the range of 15 to 25 percent. The Asian flu hit a few of our companies, particularly in the electronics sector. However, their managers responded quickly with cost reductions and new business initiatives, so we look for those companies to regain their health. The strength of the U.S. economy kept most of our home grown, small-cap companies humming. Consumers are upbeat and they are still spending; Bill France at International Speedway and others in motorsports are seeing record attendance. Advertising is strong; the newspaper execs at Pulitzer Publishing and McClatchy Newspapers are optimistic and making bold strategic moves. Elsewhere, directors are authorizing share repurchases. In addition, strong cash flows and low interest rates have enabled many corporate managers to make long-term capital improvements that are expected to enhance productivity and the prospects for future growth.

  The Fund also benefited because we were true to our value discipline. Earlier in the year, when equities were trading at top dollar, we were more conservative in our stock purchases. By June 30, 1998, we had built up a cash position of 20 percent, which gave the fund an added cushion during this recent decline. Now, with nearly one-half of the Russell 2000 stocks down 30 percent or more from their yearly highs, we are beginning to see more attractive small-cap values. In my October 1987 report to shareholders, I wrote: "Over time, it is planned that nearly all of the assets of the Fund will be invested in the stock of companies that measure up to rigid investment standards. Conservative valuation is an important standard when selecting investments for the Fund." I am on the same disciplined and patient course today.

  In closing, I believe Fasciano Fund is an equity fund for all seasons and that we are prepared to meet today's challenges. Clearly, the Fund's nimble asset size helps. I have added professionals in investment research and shareholder services to our staff. I am totally committed to providing you with the long-term performance and service you expect.

  Thank you for the confidence you have placed in Fasciano Fund. I invite you to check out our website: WWW.FASCIANOFUNDS.COM or e-mail us at info@fascianofunds.com.

                                          Sincerely,

                                          /s/ Michael F. Fasciano

                                          Michael F. Fasciano, CFA
                                          President


  *<F1>   From August 1, 1987 (commencement of operations).

**<F2> From July 1, 1988. The performance data shown includes the performance of the Fund for the period before November 10, 1988, the date the Fund's registration statement became effective with the Securities and Exchange Commission. The Fund began operations as a private investment company on August 1, 1987. Prior to that date, the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain requirements and restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the Fund had been registered during that period, the Fund's return might have been lower. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000. The performance data shown represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

   +<F3>    Source:  Morningstar, Inc.  See Performance Distribution Summary.

  190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603 o 800-848-6050

PERFORMANCE AND DISTRIBUTION SUMMARY

                              FASCIANO FUND
                   -----------------------------------------------
                               Distributions
                              ---------------              Annual                         Small     U.S.
    Calendar      Beginning            Capital   Ending     Total      S&P     Russell   Company  Treasury
      Year           NAV     Income     Gains      NAV     Return      500      2000     Funds*<F4> Bills
    --------      ---------  -------   ------    ------    ------    ------    ------   --------  --------
      1988         $ 9.55     $0.03     $0.00    $11.45     20.2%     16.6%     24.9%     20.4%      6.4%
      1989         $11.45     $0.24     $0.59    $13.16     22.5%     31.7%     16.2%     23.6%      8.1%
      1990         $13.16     $0.12     $0.38    $12.50    (1.2)%    (3.1)%   (19.5)%    (9.5)%      7.5%
      1991         $12.50     $0.02     $0.36    $16.40     35.1%     30.5%     46.1%     50.3%      5.4%
      1992         $16.40     $0.00     $0.46    $17.29      7.7%      7.6%     18.4%     13.7%      3.5%
      1993         $17.29     $0.00     $1.00    $17.68      8.1%     10.1%     18.9%     17.1%      3.0%
      1994         $17.68     $0.00     $1.14    $17.18      3.7%      1.3%    (1.8)%    (0.7)%      4.3%
      1995         $17.18     $0.00     $1.34    $21.18     31.1%     37.5%     28.4%     31.3%      5.5%
      1996         $21.18     $0.00     $0.59    $26.20     26.5%     23.0%     16.5%     20.1%      5.0%
      1997         $26.20     $0.00     $1.49    $30.31     21.5%     33.4%     22.4%     21.4%      4.9%
      1998**<F5>   $30.31     $0.00     $0.00    $34.91     15.2%     17.7%      4.9%      6.6%      2.4%

*<F4> The Morningstar Small Company Funds Index consists of funds that seek capital appreciation by investing primarily in stocks of companies with market capitalizations of less than $1 billion.

**<F5>Returns shown are for the six month period ended June 30, 1998.

                   FASCIANO FUND VS S&P 500 AND RUSSELL 2000

             FASCIANO FUND
      ---------------------------
      AVERAGE ANNUAL TOTAL RETURNS
   ---------------------------------
  1 Year    5 Years    10 Years   Life*<F6>
  33.2%      20.5%      16.7%    16.5%

   date      Fasciano Fund      S&P 500**<F7>Russell 2000***<F8>
 8/1/87         $10,000        $10,000        $10,000
6/30/88          11,308          8,861          9,098
6/30/89          13,580         10,682         10,256
6/30/90          15,334         12,443         10,569
6/30/91          17,606         13,363         10,699
6/30/92          18,753         15,155         12,255
6/30/93          20,957         17,221         15,436
6/30/94          21,652         17,463         16,115
6/30/95          26,872         22,016         19,349
6/30/96          34,476         27,740         23,972
6/30/97          39,905         37,366         27,887
6/30/98          53,152         48,636         32,488

*<F6> From inception on August 1, 1987.  See footnote for shareholder letter.

** <F7>The S&P 500 (Standard & Poor's 500 Stock Index) is a market-weighted average of 500 blue-chip stocks with dividends reinvested.
***<F8>The Russell 2000, an unmanaged index, is formed by taking 3,000 small capitalization companies in the U.S. and then eliminating the largest 1,000. Returns include reinvested dividends.

TOP TEN HOLDINGS AT A GLANCE

                % OF TOTAL                                                                            % OF COMMON
TOP TEN       NET ASSETS AS   INDUSTRY              SUMMARY                                NET      STOCK OWNED BY
HOLDINGS        OF 6/30/98    GROUPING            DESCRIPTION                  SALES*<F9>INCOME*<F9>  MANAGEMENT
--------       ------------  ---------            -----------                 ------     --------   --------------

Pulitzer            3.8%     Communications   Newspapers, television,          $601.7     $70.5          68.8%
  Publishing Co.               & Media          radio broadcasting

Resource            3.7%     Specialty        Involved in real estate,          $76.6     $11.7          12.0%
  America, Inc.                Finance          equipment leasing, and the
                                                ownership of energy assets

Interim             3.4%     Business         Worldwide provider of          $1,746.7     $48.1           2.0%
  Services, Inc.               Services        staffing and human
                                                resource consulting
                                                solutions

Concord             3.3%     Business         Provides electronic              $303.1     $51.8           6.7%
  EFS, Inc.                    Services         transaction authori-
                                                zation and processing

Emmis               3.0%     Communications   Radio broadcasting,              $132.7     $11.4          32.4%
  Communications               & Media          television, and
  Corporation                                    magazines

Central             2.9%     Consumer         Operates parking facili-         $340.2     $20.2          36.9%
  Parking Corp.                Products         ties in 34 states, the Dist-
                               & Services       rict of Columbia, and several
                                                international locations

Central             2.7%     Communications   Media and information            $737.1     $85.7          70.1%
  Newspapers, Inc.             & Media          company involved
                                                primarily in newspaper
                                                publishing

Dentsply            2.6%     Health Care      Develops, manufactures           $747.9     $78.2           3.8%
 International, Inc.          Products         and markets a broad
                               & Services       range of products for
                                                the dental market

Ocwen               2.5%     Specialty        Specializes in acquiring         $315.9     $95.9          51.8%
  Financial                    Finance          and resolving troubled
  Corporation                                   loans

International       2.5%     Entertainment    Produces automobile              $166.4     $34.1          49.8%
  Speedway Corp.               & Leisure        races and owns auto
                                                racing tracks

Total in Top        -----
  Ten Holdings      30.4%

*<F9>Trailing 12 months, in $ millions. Net income figures exclude non-recurring charges and extraordinary items.

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1998

                                                                                                                    Market
Shares    Description                                                                                                Value
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 80.5%
          COMMUNICATIONS & MEDIA - 13.3%
 40,000   Pulitzer Publishing Co.
          Engaged in newspaper publishing, television and radio broadcasting                                   $ 3,570,000
 60,000   Emmis Communications Corporation *<F10>
          A diversified media company with television and radio broadcasting and publishing operations           2,868,750
 37,000   Central Newspapers, Inc.
          Engaged in the publication and distribution of newspapers in the Indianapolis and Phoenix
          metropolitan areas                                                                                     2,580,750
 40,000   Meredith Corporation
          Diversified media company involved in magazine and book publishing and television
          broadcasting                                                                                           1,877,500
 50,000   McClatchy Newspapers - Class A
          Engaged primarily in the publication of newspapers located in California, Alaska, Washington,
          the Carolinas, and Minnesota                                                                           1,731,250
                                                                                                                ----------
                                                                                                                12,628,250
                                                                                                                ----------
          BUSINESS SERVICES - 11.9%
101,000   Interim Services, Inc. *<F10>
          National provider of a range of customized staffing solutions to business, professional and service
          organizations, and government agencies                                                                 3,244,625
120,000   Concord EFS, Inc. *<F10>
          Engaged in electronic transaction authorization, processing, settlement and funds transfer services
          in selected markets                                                                                    3,135,000
 30,000   Lason Holdings, Inc. *<F10>
          Provides integrated outsourcing services for records management, document management and
          business communications                                                                                1,635,000
 35,000   G & K Services, Inc. - Class A
          Manufactures uniform garments and is a full service uniform rental provider                            1,526,875
 20,000   Envoy Corporation *<F10>
          Provides electronic data interchange services to pharmacies, physicians, hospitals, dentists, billing
          services, commercial insurance companies, and others                                                     947,500
 35,000   Execustay Corporation *<F10>
          Provides interim housing for corporate clients and professionals, furnishing high-quality apartments
          for stays over 30 days                                                                                   411,250
 10,000   ADVO, Inc. *<F10>
          Direct marketing firm engaged in soliciting and processing printed advertising from retailers,
          manufacturers and service companies for targeted distribution                                            281,875
 10,000   Alternative Resources Corp. *<F10>
          Provides information technology services (component outsourcing, consulting, technology rollouts,
          and IT project staffing)                                                                                 123,750
                                                                                                                ----------
                                                                                                                11,305,875
                                                                                                                ----------
          SPECIALTY FINANCE - 9.7%
120,000   Resource America, Inc. - Class A
          Specialty finance company engaged in three lines of business: the acquisition and resolution of commercial real estate loans, "small ticket" equipment leasing, and the ownership of
          energy assets                                                                                            3,555,000
 90,000   Ocwen Financial Corporation *<F10>
          Holding company for Ocwen Federal Bank, a federally chartered savings bank engaged in
          discounted loan acquisition and residential and commercial lending                                     2,418,750
 90,000   American Capital Strategies, Ltd.
          Specialty finance company that has been principally engaged in arranging commercial loans to
          small and medium sized business                                                                        2,058,750
 50,000   Doral Financial Corporation
          Bank holding company that operates in the mortgage banking, commercial banking and broker-
          dealer businesses                                                                                        875,000
 30,000   Rock Financial Corporation
          Specialty finance company marketing debt consolidation and home financing products, secured by
          1st or 2nd mortgages, to conventional and subprime borrowers                                             307,500
                                                                                                                ----------
                                                                                                                 9,215,000
                                                                                                                ----------
          HEALTH CARE PRODUCTS & SERVICES - 8.5%
100,000   Dentsply International, Inc.
          Designs, develops, manufactures, and markets dental consumable and laboratory products, and
          dental equipment                                                                                       2,500,000
 40,500   Landauer, Inc.
          Offers a service for measuring the dosage of x-ray, gamma radiation and other penetrating ionizing
          radiations                                                                                             1,209,938
 40,000   Brookdale Living Communities, Inc. *<F10>
          Provides senior and assisted living services to the elderly through its facilities located in urban
          and suburban areas of major metropolitan markets                                                       1,025,000
 30,000   Serologicals Corp. *<F10>
          Provider of specialty human antibody based products and services to healthcare companies. Services
          include donor recruitment and clinical testing services                                                  967,500
 30,000   Kendle International, Inc. *<F10>
          Contract research organization providing integrated clinical research services on a contract basis to
          the pharmaceutical and biotechnology industries                                                          907,500
 35,000   Sterile Recoveries, Inc. *<F10>
          Provides hospitals and surgery centers with a comprehensive surgical procedure-based delivery and retrieval service for reusable gowns, towels, etc. In addition, provides disposable products
          necessary for surgery                                                                                    595,000
 20,000   Hooper Holmes, Inc.
          Provides medical and paramedical examinations and related services to life and health insurance
          companies                                                                                                420,000
 20,000   Young Innovations, Inc. *<F10>
          Designs, manufactures and markets single-use supplies, autoclavable instruments and other
          products used by dental professionals                                                                    307,500
  5,000   Pharmaceutical Product Development, Inc. *<F10>
          Provides a range of research and consulting services in the life and environmental sciences              110,000
                                                                                                                ----------
                                                                                                                 8,042,438
                                                                                                                ----------
          COMMERCIAL PRODUCTS AND SERVICES - 7.4%
 50,000   Zebra Technologies Corp. - Class A *<F10>
          Provides bar code solutions to manufacturing and service entities worldwide, for use in automatic
          identification and data collection systems                                                             2,137,500
 46,700   Superior Services, Inc. *<F10>
          Solid waste services company providing solid waste collection, transfer, recycling and
          disposal services to residential, commercial and industrial customers                                  1,403,919
 40,000   IDEX Corp.
          Manufactures industrial pumps and related controls for use in process applications, and proprietary equipment that may combine pumps or other devices into products for industrial,
          commercial and safety applications                                                                     1,380,000
 20,000   Modine Manufacturing Co.
          Develops, manufactures, and markets heat exchangers and systems for use in various original equipment manufacturer applications and for sale to the automotive aftermarket and to a wide
          array of building markets                                                                                692,500
 20,000   Inacom Corp. *<F10>
          Provides information technology products and technology management services to the end-user
          business clients                                                                                         635,000
 20,000   Juno Lighting, Inc.
          Specializes in the design, manufacture and marketing of lighting fixtures for commercial and
          residential use                                                                                          472,500
 10,000   Communications Systems, Inc.
          Engaged in the manufacture and sale of modular connecting and wiring devices for voice and data
          communications                                                                                           160,000
 10,000   Supreme Industries, Inc. *<F10>
          Manufactures truck bodies that are mounted on new truck chassis produced by others. Also
          manufactures shuttle buses and trailers                                                                  122,500
                                                                                                                ----------
                                                                                                                 7,003,919
                                                                                                                ----------
          SAVINGS & LOAN - 4.8%
 75,000   ITLA Capital Corporation *<F10>
          Primarily engages in the origination of loans secured by income producing real estate                  1,556,250
 50,000   Home Federal Bancorp
          Unitary savings and loan holding company for Home Federal Savings Bank                                 1,512,500
 30,000   Alliance Bancorp., Inc.
          Registered savings and loan holding company engaged in the business of providing financial service
          products through its wholly-owned subsidiary, Liberty Federal Bank                                       716,250
 20,000   Haven Bancorp, Inc.
          Holding company for Columbia Federal Saving Bank, a federally chartered stock savings bank               512,500
 25,000   Peoples Bancorp, Inc.
          Holding company for Trenton Savings Bank FSC, providing general commercial banking services
          in New Jersey                                                                                            250,000
                                                                                                                ----------
                                                                                                                 4,547,500
                                                                                                                ----------
          BANK & BANK HOLDING - 4.2%
 20,000   Marshall & Ilsley Corporation
          Bank and savings and loan holding company providing financial services in Wisconsin, Arizona and
          Florida                                                                                                1,021,250
 20,000   CNB Bancshares, Inc.
          Engages in banking, data processing and information services, underwriting credit life and
          disability insurance, and selling property and casualty insurance                                        960,000
 15,000   Cass Commercial Corporation
          Bank holding company for Cass Bank and Trust Company, and provides information services
          through its Case Information Systems subsidiary                                                          450,937
 16,000   AMBANC Corp.
          Bank holding company, operates three subsidiaries within Indiana and Illinois                            434,000
 20,000   Atlantic Bank & Trust Company *<F10>
          State-chartered commercial bank primarily focused on originating and purchasing commercial loans
          to finance the business activities of individuals and small companies                                    420,000
 10,000   Corus Bankshares, Inc.
          Bank holding company for CORUS Bank, which provides financial services through 11 bank
          branches in the Chicago metropolitan area                                                                402,500
 15,000   Bank of Commerce
          State-chartered commercial bank, providing a variety of commercial bank services, including lending
          and deposit services, and construction lending                                                           281,250
                                                                                                                ----------
                                                                                                                 3,969,937
                                                                                                                ----------
          CONSUMER PRODUCTS AND SERVICES - 3.9%
 60,000   Central Parking Corp.
          Operates parking facilities in 34 states, the District of Columbia, and
          several international locations                                                                        2,790,000
 10,000   Snap-on Incorporated
          Manufactures and distributes hand tools, power tools, tool storage products, diagnostic equipment,
          shop equipment, and diagnostic software and other services                                               362,500
 11,025   Monro Muffler Brake, Inc. *<F10>
          Operates a chain of 350 automotive undercar repair shops. Shops provide a full range of services for
          mufflers, exhaust systems, brakes, steering, suspension, and wheel alignment                             173,644
 15,000   LaCrosse Footwear, Inc.
          Designs, develops, markets and manufactures protective footwear and rainwear for sporting,
          occupational and recreational markets                                                                    172,500
  5,000   Action Performance Companies, Inc. *<F10>
          Designer and seller of licensed motorsports collectible and consumer products in the United States       160,937
                                                                                                                ----------
                                                                                                                 3,659,581
                                                                                                                ----------
          INSURANCE - 3.1%
 70,000   HCC Insurance Holdings, Inc.
          Principally engaged in providing aviation, marine, offshore energy, property, accident and health,
          and lenders single interest insurance and reinsurance on a worldwide basis                             1,540,000
 30,000   Chicago Title Corporation *<F10>
          Provider of title insurance and other related services for residential and commercial real estate
          transactions                                                                                           1,385,625
                                                                                                                ----------
                                                                                                                 2,925,625
                                                                                                                ----------
          ENTERTAINMENT & LEISURE - 3.1%
 84,500   International Speedway Corp. - Class A
          A leading promoter of motorsports activities in the U.S. ISCA owns and/or operates 5 motorsports
          facilities: Daytona, Talladega, Phoenix, Darlington, and Watkins Glen International                    2,402,969
 10,000   Speedway Motorsports, Inc. *<F10>
          Owns and operates the Charlotte Motor Speedway, Bristol Motor Speedway, Atlanta Motor
          Speedway, Sears Point Raceway and Texas Motor Speedway. The company also promotes and sponsors
          motorsports activities                                                                                   255,625
  5,000   Penske Motorsports, Inc. *<F10>
          Promoter and marketer of professional motorsports in the United States which, through its
          subsidiaries, owns and operates a number of speedways                                                    145,938
  4,100   Carmike Cinemas, Inc. - Class A *<F10>
          Engaged in the motion picture exhibition business. As of 6/98, CKE operated 516 theatres
          with an aggregate of 2,752 screens in 33 states                                                          110,444
                                                                                                                ----------
                                                                                                                 2,914,976
                                                                                                                ----------
          REAL ESTATE INVESTMENT TRUSTS (REIT'S) - 2.9%
100,000   Imperial Credit Commercial Mortgage Investment Corp.
          Invest in multi-family and commercial mortgage loans. Interests in mortgage-backed securities
          and real property                                                                                      1,306,250
 45,000   Ocwen Asset Investment Corp.
          A hybrid REIT, a diversified financial services company engaged in the acquisition and resolution
          of troubled loans and in diverse mortgage lending activities                                             745,312
 75,000   Annaly Mortgage Management, Inc.
          Self-managed REIT, specializes in mortgage-backed securities                                             679,687
                                                                                                                ----------
                                                                                                                 2,731,249
                                                                                                                ----------
          ELECTRONICS - 2.3%
 60,000   Methode Electronics, Inc. - Class A
          Manufactures electronic components that connect, convey and control electrical energy, signal and pulse, including connectors, automotive components, interconnect devices,
          printed circuits, and current carrying distribution systems                                              930,000
 50,000   Kent Electronics Corp.*<F10>
          Distributes electronic products, including wire and cable, connectors, components and interconnect assemblies. Kent also manufactures battery power packs and other electronic components
          through its subsidiaries                                                                                 915,625
 50,000   Richey Electronics, Inc. *<F10>
          Specialty distributor of interconnect, electromechanical and passive electronic components, and
          a provider of value-added assembly services                                                              390,625
                                                                                                                ----------
                                                                                                                 2,236,250
                                                                                                                ----------
          DISTRIBUTOR - 2.0%
 30,000   CDW Computer Centers, Inc. *<F10>
          Sells MS-DOS/Microsoft Windows and Apple/Macintosh based microcomputer hardware and peripherals including: desktop computers, notebooks and laptops, printing devices, video monitors,
          networking products, software and accessories                                                          1,500,000
 20,000   Valley National Gases Corporation *<F10>
          A packager and distributor of industrial, medical and specialty gases, welding equipment and supplies, propane and fire protection equipment in 10 states in the mid-Atlantic and midwestern
          regions of the U.S.                                                                                      220,000
 10,000   TESSCO Technologies, Inc. *<F10>
          Distributor of products to the wireless communications industry, serves customers in the cellular
          telephone, personal communication system (PCS), paging and mobile radio-dispatched markets               197,500
                                                                                                                ----------
                                                                                                                 1,917,500
                                                                                                                ----------
          MACHINERY - INDUSTRIAL - 2.0%
 40,000   Regal-Beloit Corporation
          Manufactures a line of mechanical products to control motion and torque and electrical products
          such as motors and generators                                                                          1,140,000
 25,000   Robbins & Myers, Inc.
          Designs, manufactures and markets fluid handling products and systems for the process industry           726,562
                                                                                                                ----------
                                                                                                                 1,866,562
                                                                                                                ----------
          TRANSPORTATION - 1.5%
 20,000   Eagle USA Airfreight, Inc. *<F10>
          Provider of air freight forwarding and other transportation and logistics services                       693,750
 10,000   C.H. Robinson Worldwide, Inc.
          Global provider of multimodal transportation services and logistics solutions through a network of
          115 offices in 38 states and internationally                                                             248,750
 10,000   Petroleum Helicopters, Inc.
          Provides helicopter transportation and related services. Transports offshore oil and gas production
          and drilling workers on a worldwide basis                                                                215,000
 10,000   Arnold Industries, Inc.
          Engaged in the trucking and warehousing business through its subsidiaries, New Motor Penn
          Express and Arnold Transportation Services                                                               147,500
 20,000   Simon Transportation Services, Inc. *<F10>
          Truckload carrier which provides temperature-controlled transportation services for major shippers
          in the food industry                                                                                     133,750
                                                                                                                ----------
                                                                                                                 1,438,750
                                                                                                                ----------
          TOTAL COMMON STOCKS (cost $55,757,512)                                                                76,403,412
                                                                                                                ----------

            SHORT-TERM INVESTMENTS - 20.9%
            VARIABLE RATE DEMAND NOTES**<F11> - 20.9%
$4,541,505  General Mills, 5.27%                                                                                 4,541,505
 4,537,704  Johnson Controls, 5.27%                                                                              4,537,704
 4,052,416  Warner Lambert, 5.27%                                                                                4,052,416
 3,986,040  Pitney Bowes, 5.27%                                                                                  3,986,040
 1,081,995  American Family Financial Services, Inc., 5.27%                                                      1,081,995
 1,056,716  Wisconsin Electric Power Co., 5.27%                                                                  1,056,716
  584,270   Firstar Bank, 5.66%                                                                                    584,270
                                                                                                                ----------
          TOTAL SHORT-TERM INVESTMENTS (cost $19,840,646)                                                       19,840,646
                                                                                                                ----------
          TOTAL INVESTMENTS - 101.4% (cost $75,598,158)                                                         96,244,058
                                                                                                                ----------
          LIABILITIES, LESS OTHER ASSETS - (1.4)%                                                               (1,286,858)
                                                                                                                ----------
          TOTAL NET ASSETS - 100.0%                                                                            $94,957,200
                                                                                                                ----------
                                                                                                                ----------

*<F10>  non-income producing

**<F11> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1998.

***<F12> Narrative descriptions for common stock holdings are not covered by the Report of Independent Public Accountants.

  The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998

ASSETS
Common stocks, at market value (cost: $55,757,512)            $76,403,412
Variable rate demand notes, at amortized cost,
  which approximates market value (cost: $19,840,646)          19,840,646
Cash                                                                  300
Receivables
   Receivable for securities sold                                  33,533
   Dividends                                                       74,058
   Interest                                                        84,713
Prepaid expenses and other assets                                  24,223
                                                               ----------
         Total assets                                         $96,460,885
                                                               ----------
                                                               ----------
LIABILITIES AND NET ASSETS
Payables and accrued expenses
   Payable for securities purchased                           $ 1,399,455
   Accrued expenses                                                32,647
   Due to adviser                                                  71,583
                                                               ----------
         Total liabilities                                      1,503,685
                                                               ----------
Net assets
   Common stock, $.01 par value; 10,000,000
     shares authorized, 2,719,851 shares issued
     and outstanding, and paid-in capital                      65,793,771
   Accumulated undistributed net investment (loss)               (226,970)
   Accumulated undistributed net realized gain on investments   8,744,499
   Net unrealized appreciation on investments                  20,645,900
                                                               ----------
         Total net assets                                      94,957,200
                                                               ----------
         Total liabilities and net assets                     $96,460,885
                                                               ----------
                                                               ----------
Net asset value per share                                     $     34.91
                                                               ----------
                                                               ----------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the year ended June 30, 1998

INCOME
   Dividends                                                  $   445,671
   Interest                                                       515,652
                                                               ----------
                                                                  961,323
                                                               ----------
EXPENSES
   Management fee                                                 604,499
   Transfer and disbursing agent fees                              57,828
   Registration fees                                               36,048
   Administration fee                                              30,282
   Accounting fee                                                  26,654
   Audit and tax consulting fees                                   15,001
   Legal fees                                                      14,630
   Custodian fees                                                  11,459
   Printing and mailing fees                                       10,793
   Other operating expenses                                         8,533
                                                               ----------
         Total expenses                                           815,727
                                                               ----------
   Net investment income                                          145,596
                                                               ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain on investments                             8,783,209
   Net change in unrealized appreciation on investments         7,971,431
                                                               ----------
         Net gain on investments                               16,754,640
                                                               ----------
         Net increase in net assets resulting from operations $16,900,236
                                                               ----------
                                                               ----------


  The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended June 30, 1998 and June 30, 1997

                                                     June 30,       June 30,
                                                       1998           1997
                                                    ----------     ----------
OPERATIONS:
   Net investment income (loss)                     $  145,596     $ (121,302)
   Net realized gain on investments                  8,783,209      2,418,008
   Net change in unrealized appreciation             7,971,431      2,910,692
                                                    ----------     ----------
         Net increase in net assets
           resulting from operations                16,900,236      5,207,398
                                                    ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net capital gains             (2,597,640)      (742,586)
                                                    ----------     ----------
         Total distributions                        (2,597,640)      (742,586)
                                                    ----------     ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued
     (1,315,647 and 395,751 shares,
     respectively)                                  42,757,189     10,121,818
   Increase in shares issued for
     reinvested distributions (84,945
     and 27,861 shares, respectively)                2,512,667        716,874
   Cost of shares redeemed
     (210,578 and 84,925 shares,
     respectively)                                  (6,735,975)    (2,163,323)
                                                    ----------     ----------
         Net increase in net assets
           derived from capital share
           transactions                             38,533,881      8,675,369
                                                    ----------     ----------
         Net increase in net assets                 52,836,477     13,140,181
                                                    ----------     ----------
NET ASSETS AT BEGINNING OF PERIOD                   42,120,723     28,980,542
                                                    ----------     ----------
NET ASSETS AT END OF PERIOD (including
  accumulated undistributed net investment
  loss of ($226,970) and ($372,566),
  respectively)                                    $94,957,200    $42,120,723
                                                    ----------     ----------
                                                    ----------     ----------

  The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS

  Condensed financial information per share of capital stock outstanding throughout the period is presented below:

                                                                        Year ended June 30,
                                                ------------------------------------------------------------------
                                                  1998           1997           1996           1995          1994
                                                 -------        -------        -------        -------       -------
Net asset value at beginning of year            $ 27.53        $ 24.33        $ 20.17        $ 17.34        $ 17.74
Income from investment operations:
   Net investment income (loss)                    0.16          (0.03)         (0.05)         (0.24)         (0.05)
   Net realized and unrealized gain on
      investments                                  8.71           3.82           5.55           4.21           0.65
                                                -------        -------        -------        -------        -------
        Total from investment operations           8.87           3.79           5.50           3.97           0.60
Less distribution:
   Dividends from net investment income            0.00           0.00           0.00           0.00           0.00
   Distributions from net capital gains           (1.49)         (0.59)         (1.34)         (1.14)         (1.00)
                                                -------        -------        -------        -------        -------
        Total distributions                       (1.49)         (0.59)         (1.34)         (1.14)         (1.00)
                                                -------        -------        -------        -------        -------
Net asset value at end of year                  $ 34.91        $ 27.53        $ 24.33        $ 20.17        $ 17.34
                                                -------        -------        -------        -------        -------
                                                -------        -------        -------        -------        -------
Total return                                      33.2%          15.8%          28.3%          24.1%           3.3%
Ratios/Supplemental Data:
   Net assets at end of year (in thousands)     $94,957        $42,121        $28,981        $20,868        $16,582
   Ratio of expenses, to average net assets        1.3%           1.4%           1.5%           1.7%           1.7%
   Ratio of net investment income (loss)
     to average net assets                        0.24%          (0.4)%         (0.3)%         (0.6)%         (0.3)%
   Portfolio turnover rate                        49.8%          41.0%          45.6%          37.9%          99.0%


  The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
June 30, 1998

(1)  SIGNIFICANT ACCOUNTING POLICIES:

  Fasciano Fund, Inc. (the "Fund"), a Maryland corporation, commenced operations on August 1, 1987 as a private investment company. On June 30, 1988, the Fund registered with the Securities and Exchange Commission as a diversified open-end management investment company under the Investment Company Act of 1940 and began offering its shares to the public on November 10, 1988. The primary objective of the Fund is long-term capital growth.

  The fiscal year end of the Fund is June 30. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

  (a) Investment and shareholder transactions are recorded on a trade date basis.

  (b) Each security traded on a national securities exchange or traded over the counter and quoted on the Nasdaq National Market will be valued at the last sale price on the day of valuation. Securities for which there was no sale on the day of valuation will be valued at the current bid prices. Each money market instrument having a maturity of 60 days or less from the date of purchase is valued on an amortized cost basis, which approximates market value. Other assets and securities will be valued at a fair value, as determined in good faith by the Board of Directors.

  (c) Dividends are recognized as income on the ex-dividend date. Interest income and operating expenses are recorded on the accrual basis.

  (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)  RELATED PARTIES:

  Michael F. Fasciano is an officer and director of the Fund and also an officer, director and sole shareholder of the investment adviser, Fasciano Company, Inc. Mr. Fasciano held 17,008 shares or 0.7%% of the outstanding common stock of the Fund at June 30, 1998.

  The non-affiliated directors receive a fee of $2,000 annually.

  The management fee was paid to Fasciano Company, Inc. for its services as investment adviser. This fee is paid monthly at the rate of 1/12 of 1% (an annual rate of 1.0%) of the average daily net asset value of the Fund.

  Total annual operating expenses of the Fund shall not exceed 2% of average net assets, and the adviser has agreed to pay any excess operating expenses or to reimburse the Fund for any sums expended for such expenses in excess of that amount. For this purpose, brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes and litigation and other extraordinary expense shall not be regarded as operating expenses.

(3)  INVESTMENTS:

  During the year ended June 30, 1998, purchases of securities other than short-term investments were $52,347,090. Sales of such securities for that period were $25,776,321.

  Cost of investments is the same for financial reporting purposes as for Federal income tax purposes. At December 31, 1997, on a tax basis, gross unrealized appreciation of investments was $22,647,177 and gross unrealized depreciation of investments was $2,001,277.

(4)  INCOME TAXES:

  No provision for federal income taxes has been made. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net investment income and net realized capital gains in order to avoid payment of all future federal income taxes.

(5)  DISTRIBUTIONS TO SHAREHOLDERS:

  On December 29, 1997, the Fund distributed short-term and long-term capital gains of approximately $0.09 and $1.40 per share, respectively.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and
Board of Directors of
Fasciano Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of FASCIANO FUND, INC. (a Maryland corporation), including the schedule of portfolio investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fasciano Fund, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                      ARTHUR ANDERSEN LLP
                                      Chicago, Illinois
                                      August 12, 1998

   INVESTMENT ADVISER
     Fasciano Company, Inc.

   ADDRESS OF FUND & ADVISER
     190 South LaSalle Street
     Suite 2800
     Chicago, Illinois 60603
     (312) 444-6050
     (800) 848-6050
     Website: www.fascianofunds.com
     E-mail: info@fascianofunds.com

   TRANSFER AGENT, DIVIDEND DISBURSING
   AGENT, ADMINISTRATOR AND CUSTODIAN
     Firstar Trust Company
     P.O. Box 701
     Milwaukee, Wisconsin 53201
     (414) 765-4124
     (800) 982-3533

   INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP
     Chicago, Illinois

   LEGAL COUNSEL
     Bell, Boyd & Lloyd
     Chicago, Illinois

                  This report is submitted for the information
                     of shareholders of the Fund. It is not
                   authorized for distribution to prospective
                    investors unless preceded or accompanied
                          by an effective prospectus.



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